                                                                   EXHIBIT 10.3

                              ECHELON CORPORATION

                            1988 STOCK OPTION PLAN
                     (as amended through February 1, 1995)


     1.  Purposes of the Plan.  The purposes of this Stock Option Plan are to
         --------------------
attract and retain the best available personnel, to provide additional incentive to the Employees and Consultants of Echelon Systems Corporation (the "Company") and to promote the success of the Company's business.

         Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement. The Board also has the discretion to grant Stock Purchase Rights.

     2.  Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Board" shall mean the Committee, if one has been appointed, or the
              -----
Board of Directors of the Company, if no Committee is appointed.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.
              ----

         (c) "Committee" shall mean the Committee appointed by the Board of
              ---------
Directors in accordance with Section 4(a) of the Plan, if one is appointed.

         (d) "Common Stock" shall mean the Common Stock of the Company.
              ------------

         (e) "Company" shall mean Echelon Corporation, a Delaware corporation.
              -------

         (f) "Consultant" shall mean any person who is engaged by the Company or
              ----------
any Parent or Subsidiary to render consulting services and is compensated for such consulting services, and any director of the Company whether compensated for such services or not; provided that if and in the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

         (g) "Continuous Status as an Employee or Consultant" shall mean the
              ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (h) "Employee" shall mean any person, including officers and directors,
              --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         (i) "Incentive Stock Option" shall mean an Option intended to qualify
              ----------------------
as an incentive stock option within the meaning of Section 422 of the Code.

         (j) "Nonstatutory Stock Option" shall mean an Option not intended to
              -------------------------
qualify as an Incentive Stock Option.

         (k) "Option" shall mean a stock option granted pursuant to the Plan.
              ------

         (l) "Optioned Stock" shall mean the Common Stock subject to an Option.
              --------------

         (m) "Optionee" shall mean an Employee or Consultant who receives an
              --------
Option.

         (n) "Parent" shall mean a "parent corporation," whether now or
              ------
hereafter existing, as defined in Section 425(e) of the Code.

         (o) "Plan" shall mean this 1988 Stock Option Plan.
              ----

         (p) "Purchaser" shall mean an Employee or Consultant who exercises a
              ---------
Stock Purchase Right.

         (q) "Share" shall mean a share of the Common Stock, as adjusted in
              -----
accordance with Section 11 of the Plan.

         (r) "Stock Purchase Right" shall mean a right to purchase Common Stock
              --------------------
pursuant to the Plan.

         (s) "Subsidiary" shall mean a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 425(f) of the Code.

     3.  Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of shares under the Plan is 8,900,000 shares of Common Stock. The Shares may be authorized, but unissued, or reacquired Common Stock.

         If an Option or Stock Purchase Right should expire or become unexercisable for any reason without having been exercised in full, then the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a) Procedure. The Plan shall be administered by the Board of
              --------
Directors of the Company.

              (i) Subject to subparagraph (ii), the Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors, subject to such terms and conditions as the Board of Directors may prescribe. Once appointed, the Commit tee shall continue to serve until otherwise directed by the Board of Directors. Members of the Board who are either eligible for Options and/or Stock Purchase Rights or have been granted Options and/or Stock Purchase Rights may vote on any matters affecting the administration of the Plan or the grant of any Options and/or Stock Purchase Rights pursuant to the Plan, except that no such member shall act upon the granting of an Option and/or Stock Purchase Right to such member, but any such member may be counted in determining the existence of a quorum at any meeting of the Board during which action is taken with respect to the granting of Options and/or Stock Purchase Rights to the member.

              (ii) Notwithstanding the foregoing subparagraph (i), if and in any event the Company registers any class of any equity security pursuant to
Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, any grants of Options and/or Stock Purchase Rights to officers or directors shall only be made by the Board of Directors; provided, however, that if a majority of the Board of Directors is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time during the prior one-year period (or, if shorter, the period following the initial registration of the Company's equity securities under
Section 12 of the Exchange Act) any grants of Options and/or Stock Purchase Rights to directors must be made by, or only in accordance with the recommendation of, a Committee consisting of three or more persons, who may but need not be directors or employees of the Company, appointed by the Board of Directors and having full authority to act in the matter, none of whom is eligible to participate in this Plan or any other stock option or other stock plan of the Company or any of its affiliates, or has been eligible at any time during the prior one-year period (or, if shorter, the period following the initial registration of the Company's equity securities under Section 12 of the Exchange Act). Any Committee administering the Plan with respect to grants to officers who are not also directors shall conform to the requirements of the preceding sentence. Once appointed, the Committee shall continue to serve until otherwise directed by the Board of Directors.

              (iii) Subject to the foregoing subparagraphs (i) and (ii), from time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

         (b) Powers of the Board. Subject to the provisions of the Plan, the
             -------------------
Board shall have the authority, in its discretion: (i) to grant Incentive Stock Options, Nonstatutory Stock Options or Stock Purchase Rights; (ii) to determine, upon review of relevant information and in accordance with Section 7 of the Plan, the fair market value of the Common Stock; (iii) to determine the exercise price per share of Options or Stock Purchase Rights, to be granted, which exercise price shall be determined in accordance with Section 7 of the Plan;
(iv) to determine the Employees or Consultants to whom, and the time or times at which, Options or Stock Purchase Rights shall be granted and the number of shares to be represented by each Option or Stock Purchase Right; (v) to interpret the Plan; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option and Stock Purchase Right granted (which need not be identical) and, with the consent of the holder thereof, modify or amend any provisions (including provisions relating to exercise price) of any Option or Stock Purchase Right;
(viii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option or Stock Purchase Right previously granted by the Board; (x) to reduce the exercise price of any Option to the then fair market value if the fair market value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan.

         (c) Effect of Board's Decision.  All decisions, determinations and
             --------------------------
interpretations of the Board shall be final and binding on all Optionees, Purchasers and any other holders of any Options or Stock Purchase Rights granted under the Plan.

     5.  Eligibility.
         -----------

         (a) Options and Stock Purchase Rights may be granted to Employees and Consultants provided that Incentive Stock Options may only be granted to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if such Employee or Consultant is otherwise eligible, be granted additional Option(s) or Stock Purchase Right(s).

         (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate fair market value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

         (c) For purposes of Section 5(b), Options shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

         (d) The Plan shall not confer upon any Optionee or holder of a Stock Purchase Right any right with respect to continuation of employment by or the rendition of services to the

Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or services at any time, with or without cause.

     6.  Term of Plan.  The Plan shall become effective upon the earlier to
         ------------
occur of its adoption by the Board of Directors or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7.  Exercise Price and Consideration.
         --------------------------------

         (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option or Stock Purchase Right shall be such price as is determined by the Board, but shall be subject to the following:

             (i) In the case of an Incentive Stock Option

                 (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant.

                 (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the fair market value per Share on the date of grant.

             (ii) In the case of a Nonstatutory Stock Option

                 (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of the grant.

                 (B) granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

             (iii) In the case of a Stock Purchase Right granted to any person, the per Share exercise price shall be no less than 85% of the fair market value per Share on the date of grant.

         For purposes of this Section 7(a), in the event that an Option or Stock Purchase Right is amended to reduce the exercise price, the date of grant of such Option or Stock Purchase Right shall thereafter be considered to be the date of such amendment.

         (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option or Stock Purchase Right, as reported in the Wall Street Journal.

         (c) The consideration to be paid for the Shares to be issued upon exercise of an Option or Stock Purchase Right, including the method of payment, shall be determined by the Board (and, in the case of an Incentive Stock Option, shall be determined at the time of grant), and may consist entirely of (i) cash,
(ii) check, (iii) promissory note, (iv) other Shares of Common Stock which (x) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly, from the Company, and
(y) have a fair market value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a fair market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; (vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price; (vii) any combination of such methods of payment; or (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws. Notwithstanding the foregoing, Incentive Stock Options outstanding as of April 17, 1989 may only be exercised by cash or with Shares of Common Stock (as described in (iv) above).

     8.  Options.
         -------

         (a) Term of Option. The term of each Option shall be ten (10) years
             --------------
from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

         (b)  Exercise of Option.
              ------------------

              (i) Procedure for Exercise; Rights as a Shareholder. Any Option
                  -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

              An Option may not be exercised for a fraction of a Share.

              An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. In the event that the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to Section 5(b), the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

              Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

       (ii)   Termination of Status as an Employee or Consultant. In the event
              --------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within thirty (30) days (or, in the case of a Nonstatutory Stock Option, such other period of time not exceeding six (6) months as determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

       (iii)  Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
8(b)(ii) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that such Employee or Consultant was entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that such Employee or Consultant was not entitled to exercise the Option at the date of such termination, or if such Employee or Consultant does not exercise such Option (which such Employee or Consultant was entitled to exercise) within the time specified herein, the Option shall terminate.

         (iv) Death of Optionee.  In the event of the death of an Optionee, the
              -----------------
Option may be exercised, at any time within twelve (12) months (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise had accrued at the date of death.

     9.  Stock Purchase Rights.
         ---------------------

         (a)  Rights to Purchase. After the Board of Directors determines that
              ------------------
it will offer an Employee or Consultant a Stock Purchase Right, it shall deliver to the offeree a stock purchase agreement setting forth the terms, conditions and restrictions relating to the offer, including the number of Shares which such person shall be entitled to purchase, and the time within which such person must accept such offer, which shall in no event exceed six (6) months from the date upon which the Board of Directors or its Committee made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a stock purchase agreement in the form determined by the Board of Directors.

         (b) Issuance of Shares.  Forthwith after payment therefor, the Shares
             ------------------
purchased shall be duly issued; provided, however, that the Board may require that the Purchaser make adequate provision for any Federal and State withholding obligations of the Company as a condition to the Purchaser purchasing such Shares.

         (c) Repurchase Option. Unless the Board determines otherwise, the stock
             -----------------
purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Purchaser's employment with the Company for any reason (including death or disability). If the Board so determines, the purchase price for shares repurchased may be paid by cancellation of any indebtedness of the Purchaser to the Company. The repurchase option shall lapse at such rate as the Board may determine.

         (d) Other Provisions.  The stock purchase agreement or stock bonus
             ----------------
agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board of Directors.

     10. Non-Transferability of Options and Stock Purchase Rights. The Options
         --------------------------------------------------------
and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee or Purchaser, only by the Optionee or Purchaser.

     11. Adjustments Upon Changes in Capitalization or Merger. Subject to any
         -----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option and Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, or repurchase of Shares from a Purchaser upon termination of his or her employment or consulting relationship, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.
In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. With respect to any Option granted prior to the issuance of the amending order by the California Department of Corporations (the "Department") increasing the number of shares qualified for issuance under the Plan to 5,800,000, in the event that such successor corporation does not agree to assume such Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise such Option as to all of the Optioned Stock, including Shares as to which such Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. With respect to any Option granted after the issuance of the amending order by the Department increasing the number of shares qualified for issuance under the Plan to 5,800,000, in the event that such successor corporation does not agree to assume such Option or to substitute an equivalent option, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be deemed to be assumed if, following the merger, the option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board of Directors may, with the consent of the successor corporation and the Optionee, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     12.  Time of Granting Options.  The date of grant of an Option or Stock
          ------------------------
Purchase Right shall, for all purposes, be the date on which the Board makes the
determination granting such Option or Stock Purchase Right.   Notice of the
determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination. The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 promulgated under the Exchange Act or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation.

          (b) Effect of Amendment or Termination. Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options or Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee or Purchaser (as the case may be) and the Board, which agreement must be in writing and signed by the Optionee or Purchaser (as the case may be) and the Company.

     14.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option or Stock Purchase Rights unless the exercise of such Option or Stock Purchase Rights and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or Stock Purchase Rights, the Company may require the person exercising such Option or Stock Purchase Rights to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Option and Stock Purchase Agreements.  Options shall be evidenced by
          ------------------------------------
written Option agreements in such form as the Board shall approve. Upon the exercise of Stock Purchase Rights, the Purchaser shall sign a stock purchase agreement in such form as the Board shall approve.

     17.  Information to Optionees and Purchasers.  The Company shall provide to
          ---------------------------------------
each Optionee, not less frequently than annually, copies of annual financial statements. The Company shall also provide such statements to each individual who acquires Shares pursuant to the Plan while such individual owns such Shares. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                              ECHELON CORPORATION
                       INCENTIVE STOCK OPTION AGREEMENT



     Echelon Corporation, a Delaware corporation (the "Company"), has granted to ________ (the "Optionee"), an option (the "Option") to purchase a total of
________ shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings herein.

     1.   Nature of the Option. This Option is intended to qualify as an
          --------------------
Incentive Stock Option as defined in Section 422 of the Code.

     2.   Exercise Price. The exercise price is $________ for each share of
          --------------
Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

     3.   Exercise of Option. This Option shall be exercisable during its term
          ------------------
in accordance with the provisions of Section 9 of the Plan as follows:

          (i)  Right to Exercise.
               ------------------

                    (a) Subject to subsections 3(i)(b), (c), (d) and (e) below, this Option shall vest cumulatively, as follows:

     On or After                                 Number of Shares
---------------------                         ---------------------
___________                                      ________Shares
___________                  an additional       ________Shares
___________                  an additional       ________Shares
___________                  an additional       ________Shares

     This Option may be exercised in whole or in part at any time, as to Shares which have not yet vested under the above vesting schedule; provided, however, that the Optionee shall execute as a condition to such exercise of this Option, the Restricted Stock Purchase Agreement attached hereto as Exhibit A.

                    (b) This Option may not be exercised for a fraction of a share.

                    (c) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 7 and 8, and 9 subject to the limitations contained in subsections 3(i)(d) and (e).

               (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

               (e) In no event may this Option become exercisable at a time or times which, when this Option is aggregated with all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, would result in Shares having an aggregate fair market value (determined for each Share as of the date of grant of the option covering such share) in excess of $100,000 becoming first available for purchase upon exercise of one or more incentive stock options during any calendar year.

          (ii) Method of Exercise.  This Option shall be exercisable by written
               ------------------
notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4.   Optionee's Representations. In the event the Shares purchasable
          --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     5.   Method of Payment. Payment of the exercise price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (i)    cash;

          (ii)   check; or

          (iii)  surrender of other shares of Common Stock of the Company which
(A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and (B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

     6.   Restrictions on Exercise. This Option may not be exercised until such
          ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7.   Termination of Status as an Employee.  In the event of termination of
          ------------------------------------
Optionee's Continuous Status as an Employee, he may, but only within thirty (30) days after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     8.   Disability of Optionee. Notwithstanding the provisions of Section 7
          ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of termination of employment (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     9.   Death of Optionee. In the event of the death of Optionee, the Option
          -----------------
may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.

     10.  Non-Transferability of Option. This Option may not be transferred in
          -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Term of Option.  This Option may not be exercised more than five (5)
          --------------
years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12.  Early Disposition of Stock. Optionee understands that if he disposes
          --------------------------
of any Shares received under this Option within two (2) years after the date of this Agreement or within one (1) year after such Shares were transferred to him, he will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount generally measured by the difference between the price paid for the Shares and the lower of the fair market value of the Shares at the date of the exercise or the fair market value of the Shares at the date of disposition. Optionee hereby
                                                                ---------------
agrees to notify the Company in writing within 30 days after the date of any
----------------------------------------------------------------------------
such disposition.  Optionee understands that if he disposes of such Shares at
----------------
any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as long-term capital gain.

DATE OF GRANT: _________

                               ECHELON CORPORATION,
                               a Delaware corporation


                               By: _________________________

                               Title:  Vice President of Finance

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY, NOR SHALL IT INTERFERE
IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: _________________
                                           ______________________________
                                           _______, Optionee

                                           Residence Address:

                                           ______________________________

                                           ______________________________

                                   EXHIBIT A
                                   ---------


                              ECHELON CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made between _______________ (the "Purchaser") and Echelon Corporation, a Delaware corporation (the "Company"), as of __________19__.

                                    RECITALS
                                    --------

     (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1988 Stock Option Plan, and pursuant to the Incentive Stock Option Agreement (the "Option Agreement") dated _____________, 19__ by and between the Company and the Purchaser, the Purchaser has elected to purchase ________ of those shares which have become vested under the vesting schedule set forth in Section 3(i) of the Option Agreement ("Vested Shares") and _________ shares which have not yet vested under such schedule ("Unvested Shares"). (The Vested Shares and the Unvested Shares are sometimes collectively referred to herein as the "Shares").

     (2) As required by the Option Agreement in the event of the Purchaser's election to exercise the option as to Unvested Shares, this Agreement gives the Company the right to repurchase at cost certain of the Unvested Shares in the event of a termination of the Purchaser's employment with the Company prior to the date upon which they would have vested under the Option Agreement.

     1.   Company's Option to Repurchase. If the Purchaser's employment with the
          ------------------------------
Company is terminated for any reason (a "Termination"), the Company (or its assignee under this Agreement) shall have the right and option to purchase from the Purchaser, or the Purchaser's personal representative, as the case may be (the "Company Option"), at the price paid by Purchaser for such shares (the "Option Price"), up to that number of shares which would, if the option had not been so exercised, have been Unvested as of the date of Termination. The Option Agreement is hereby incorporated by reference and made a part of this Agreement.

     2.   Procedure for Exercise of Company Option.
          ----------------------------------------

          (a) Upon the occurrence of a Termination, the Company may exercise the Company Option by delivering personally or by first class mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within 60 days of the Termination, a notice in writing indicating the Company's intention to exercise the Company Option and setting forth a date for closing (the "Closing") not later than thirty (30) days from the mailing of such notice. The Closing shall take place at the Company's principal executive offices. At the Closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

          (b) Whenever the Company shall have the right to purchase the Unvested Shares pursuant to this Agreement, the Company may, upon written notice to the Purchaser, assign to one or more persons the right to exercise all or part of the Company's purchase rights. Each such assignee shall have the right to exercise such right in its own name and for its own account. If the Company Option is assigned by the Company and the fair market value of the shares, as determined by the Board of Directors of the Company, exceeds the repurchase price, and such assignee exercises the Company Option, then the assignee shall pay to the Company the difference between the fair market value of the shares repurchased and the aggregate repurchase price.

          (c) If the Company does not elect to exercise the Company Option conferred above by giving the requisite notice within sixty (60) days following the Termination, the Company Option shall terminate.

     3.   Termination of Company Option.
          -----------------------------

          (a) The Company Option provided for in Section 1 of this Agreement shall terminate upon the first date on which there are no longer any Unvested Shares which are the subject of the Company Option;

          (b) Notwithstanding the foregoing, the sixty (60) day period in which the Company may exercise the Company Option will not be affected or shortened by a termination of this Agreement pursuant to this Section.

     4.   Transferability of the Shares; Escrow.
          -------------------------------------

          (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Company Option to purchase has been exercised from Purchaser to the Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred in violation of this Agreement.

          (b) Except as required to effectuate the exercise of the Company Option, none of the Unvested Shares which are subject to the Company Option under Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser. The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable federal or state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

          (c) To ensure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Company Option under Section 1, the Purchaser shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock power, duly endorsed in blank, attached hereto as Exhibit A-1. The Unvested Shares and stock power shall be held by the Secretary in escrow, until such time as the Company's rights of repurchase pursuant to the Company Option no longer are in effect. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-2.

          (d) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (e) Transfer or sale of said Unvested Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any transferee shall hold such Unvested Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

     5.   Ownership, Voting Rights, Duties. This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     6.   Adjustments of Unvested Shares.  The Unvested Shares subject to this
          ------------------------------
Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company, resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of said shares effected without receipt of consideration by the Company.

     7.   Notices. Notices required hereunder shall be given in person or by
          -------
first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

     8.   Survival of Terms. This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     9.   Tax Consequences. The Purchaser understands that upon the sale of
          ----------------
shares acquired upon exercise of an incentive stock option at least two years after the grant of the option and at least one year after exercise of the option, any gain will be taxed to the Purchaser as long-term capital gain, which under current law is taxed at the same rates as ordinary income. If these holding periods are not satisfied, the Purchaser will recognize ordinary income on the date of disposition. Under proposed regulations issued by the Internal Revenue Service, the amount of such ordinary income will be equal to the difference between the exercise price and the lower of the sale price of the stock or the fair market value of the stock at the "Applicable Measurement Date". The Applicable Measure-ment Date is the date the Company's right to repurchase Unvested shares at cost in the event of termination of employment lapse as to such shares.

     10.  Representations.  The Purchaser has reviewed with his or her own tax
          ---------------   --------------------------------------------------
advisors the federal, state, local and foreign tax consequences of this
-----------------------------------------------------------------------
investment and the transactions contemplated by this Agreement.  The Purchaser
------------------------------------------------------------------------------
is relying solely on such advisors and not on any statements or representations
-------------------------------------------------------------------------------
of the Company or any of is agents. The Purchaser understands that he or she
----------------------------------------------------------------------------
(and not the Company) shall be responsible for his or her own tax liability that
--------------------------------------------------------------------------------
may arise as a result of this investment or the transactions contemplated by
----------------------------------------------------------------------------
this Agreement.
--------------

     11.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California.

     Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                                    ECHELON CORPORATION,
                                    a Delaware corporation


                                    By:_________________________________


                                    Title:______________________________



                                    PURCHASER



                                    ____________________________________
                                                 (Signature)


                                    ____________________________________
                                           (Typed or Printed Name)

                                  EXHIBIT A-1
                                  -----------

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, hereby sell, assign and transfer unto __________________ _____________________________ (__________) shares of the
Common Stock of Echelon Corporation standing in my name of the books of said corporation represented by Certificate No. _________ herewith and do hereby irrevocably constitute and appoint _______________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated: _____________, 19___.


                                               Signature:


                                               _________________________________



     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and ___________________________________ dated _________________, 19__.

                                  EXHIBIT A-2
                                  -----------

                               CONSENT OF SPOUSE



     I, ___________________, spouse of ________________________, have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Echelon Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


     Dated:_______, 19____


                                      __________________________________________

                                  EXHIBIT A-3
                                  -----------

                          ELECTION UNDER SECTION 83(B)
                          ----------------------------
                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------


The undersigned taxpayer has acquired property pursuant to the exercise of a stock option intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code. The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in the computation of his or her alternative minimum taxable income for the current taxable year the amount of any income includable pursuant to Section 56(b)(3) of the Code in connection with his or her receipt of the property below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

          Name                :        Taxpayer:
                                       Spouse  :

          Address             :
          Identification No.  :        Taxpayer:
                                       Spouse  :

          Taxable Year        :

2. The property with respect to which the election is made is described as follows:

          ___________ shares (the "Shares") of Common Stock of Echelon Corporation, a Delaware corporation (the "Company").

3.   The date on which the property was transferred is:  _______________, 19___.

4. The property is subject to the following restrictions: Periodic lapsing repurchase option at cost in favor of the Company upon termination of taxpayer's employment.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is:

6.   The amount (if any) paid for such property:

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:  _________________, 19__              _______________________________
                                                    Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:  _________________, 19__              _______________________________
                                                    Spouse

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT



PURCHASER :

SELLER    :         ECHELON CORPORATION

COMPANY   :         ECHELON CORPORATION

SECURITY  :         COMMON STOCK

AMOUNT    :

DATE      :


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

          (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act")

          (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

          (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option pursuant to which the Securities are issued, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

          In the event that the Company does not qualify under Rule 701 at the time of the grant of the option pursuant to which the Securities are issued, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the later of the date the securities were sold by the Company or the date they were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

          (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company
                 -------- -------
who own the stock of the Company also agree to such restrictions.

          (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                    Signature of Purchaser:

                                    _________________________________

                                    Date: ____________________, 19___

              STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
              ----------------------------------------------------
        Title 10.  Investment - Chapter 3.  Commissioner of Corporations

     260.141.11:  Restriction on Transfer.  (a)  The issuer of any security upon
     ----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

     (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

          (1)  to the issuer;

          (2)  pursuant to the order or process of any court;

          (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

          (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

          (5)  to holders of securities of the same class of the same issuer;

          (6)  by way of gift or donation inter vivos or on death;

          (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

          (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

          (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

          (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

          (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

          (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

          (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

          (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

          (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

          (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
     Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

     (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OR CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

                              ECHELON CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT


     Echelon Corporation, a Delaware corporation (the "Company"), has granted to ________ (the "Optionee"), an option (the "Option") to purchase a total of
__________ shares of Common Stock (the "Shares"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the 1988 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings .

     1. Nature of the Option. This Option is intended by the Company and the
        --------------------
Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an Incentive Stock Option and
                                             ---
is not subject to Section 5(b) of the Plan.
              ---

     2. Exercise Price. The exercise price is $ _____ for each share of Common
        --------------
Stock.

     3. Exercise of Option. This Option shall be exercisable during its term in
        ------------------
accordance with the provisions of Section 9 of the Plan as follows:

        (i)  Right to Exercise.
             -----------------

             (a) Subject to subsections 3(i)(b), (c) and (d) below, this Option shall vest cumulatively, as follows:

           On or After                                   Number of Shares
          -------------                                  ----------------
          ________                                       ________ Shares
          ________               an additional           ________ Shares
          ________               an additional           ________ Shares
          ________               an additional           ________ Shares

     This Option may be exercised in whole or in part at any time, as to Shares which have not yet vested under the above vesting schedule; provided, however, that the Optionee shall execute as a condition to such exercise of this Option, the Restricted Stock Purchase Agreement attached hereto as Exhibit A.

             (b) This Option may not be exercised for a fraction of a share.

             (c) In the event of Optionee's death, disability or other termination of employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

             (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in Section 11 below.

        (ii) Method of Exercise. This Option shall be exercisable by written
             ------------------
notice which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     4. Optionee's Representations. In the event the Shares purchasable pursuant
        --------------------------
to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B, and shall read the applicable rules of the Commissioner of Corporations attached to such Investment Representation Statement.

     5. Method of Payment. Payment of the exercise price shall be by any of the
        -----------------
following, or a combination thereof, at the election of the Board:

        (i)   cash;

        (ii)  check; or

        (iii) surrender of other shares of Common Stock of the Company which (A) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company and
(B) have a fair market value on the date of surrender equal to the exercise price of the Shares as to which the Option is being exercised.

     6. Restrictions on Exercise. This Option may not be exercised until such
        ------------------------
time as the Plan has been approved by the shareholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     7. Termination of Status as an Employee or Consultant. In the event of
        --------------------------------------------------
termination of Optionee's Continuous Status as an Employee or Consultant, as the case may be, he may, but only within thirty (30) days (or such other period of time not exceeding six (6) months, as determined by the Board) after the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise this Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise this Option at the date of such termination, or if he does not exercise this Option within the time specified herein, the Option shall terminate.

     8. Disability of Optionee. Notwithstanding the provisions of Section 7
        ----------------------
above, in the event of termination of Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within twelve (12) months from the date of such termination (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     9. Death of Optionee. In the event of the death of Optionee, the Option may
        -----------------
be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death.

     10. Non-Transferability of Option. This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. Term of Option. This Option may not be exercised more than five (5)
         --------------
years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     12. Withholding and Employment Taxes Upon Exercise of Option. Optionee
         --------------------------------------------------------
understands that, upon exercise of this Option, he will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the shares over the exercise price. If the Optionee is also an Employee of the Company, the Company will be required to withhold tax from Optionee's current compensation with respect to such income; to the extent that Optionee's current compensation is insufficient to satisfy the withholding tax liability, the Company may require the Optionee to make a cash payment to cover such liability as a condition of exercise of this Option.

DATE OF GRANT: _______________


                                             ECHELON CORPORATION,
                                             a Delaware corporation


                                             By:________________________________

                                             Title:  Vice President of Finance



     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO
SECTION 3 HEREOF IS EARNED ONLY BY CONTINUING SERVICE AS AN EMPLOYEE OR CONSULTANT AS THE CASE MAY BE, AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY SERVICES WITH THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and certain information related thereto and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

     Dated:  _________________

                                    ________________________________
                                    _________, Optionee

                                    Residence Address:

                                    ________________________________

                                    ________________________________

                                   EXHIBIT A
                                   ---------

                              ECHELON CORPORATION

                      RESTRICTED STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made between ____________________ (the "Purchaser") and Echelon Corporation, a Delaware corporation (the "Company"), as of _______________, 19__.

                                   RECITALS
                                   --------

     (1) Pursuant to the exercise of a stock option granted to the Purchaser under the Company's 1988 Stock Option Plan, and pursuant to the Nonstatutory Stock Option Agreement (the "Option Agreement") dated ________, 19__ by and between the Company and the Purchaser, the Purchaser has elected to purchase _______ of those shares which have become vested under the vesting schedule set forth in Section 3(i) of the Option Agreement ("Vested Shares") and _______ shares which have not yet vested under such schedule ("Unvested Shares"). (The Vested Shares and the Unvested Shares are sometimes collectively referred to herein as the "Shares").

     (2) As required by the Option Agreement in the event of the Purchaser's election to exercise the option as to Unvested Shares, this Agreement gives the Company the right to repurchase at cost the Unvested Shares in the event of a termination of the Purchaser's employment with the Company prior to the date upon which they would have vested under the Option Agreement.

     1.  Company's Option to Repurchase.  If the Purchaser's employment or
         ------------------------------
consultancy with the Company is terminated for any reason (a "Termination"), the Company (or its assignee under this Agreement) shall have the right and option to purchase from the Purchaser, or the Purchaser's personal representative, as the case may be (the "Company Option"), at the price paid by Purchaser for such shares (the "Option Price"), up to that number of shares which would, if the option had not been so exercised, have been Unvested as of the date of Termination. The Option Agreement is hereby incorporated by reference and made a part of this Agreement.

     2.  Procedure for Exercise of Company Option.
         ----------------------------------------

         (a) Upon the occurrence of a Termination, the Company may exercise the Company Option by delivering personally or by first class mail, to Purchaser (or his or her transferee or legal representative, as the case may be), within 60 days of the Termination, a notice in writing indicating the Company's intention to exercise the Company Option and setting forth a date for closing (the "Closing") not later than thirty (30) days from the mailing of such notice. The Closing shall take place at the Company's principal executive offices. At the Closing, the holder of the certificates for the Unvested Shares being transferred shall deliver the stock certificate or certificates evidencing the Unvested Shares, and the Company shall deliver the purchase price therefor.

         (b) Whenever the Company shall have the right to purchase the Unvested Shares pursuant to this Agreement, the Company may, upon written notice to the Purchaser, assign to one or more persons the right to exercise all or part of the Company's purchase rights. Each such assignee shall have the right to exercise such right in its own name and for its own account. If the Company Option is assigned by the Company and the fair market value of the shares, as determined by the Board of Directors of the Company, exceeds the repurchase price, and such assignee exercises the Company Option, then the assignee shall pay to the Company the difference between the fair market value of the shares repurchased and the aggregate repurchase price.

          (c) If the Company does not elect to exercise the Company Option conferred above by giving the requisite notice within sixty (60) days following the Termination, the Company Option shall terminate.

     3.   Termination of Company Option.
          -----------------------------

          (a) The Company Option provided for in Section 1 of this Agreement shall terminate upon the first date on which there are no longer any Unvested Shares which are the subject of the Company Option;

          (b) Notwithstanding the foregoing, the sixty (60) day period in which the Company may exercise the Company Option will not be affected or shortened by a termination of this Agreement pursuant to this Section.

     4.   Transferability of the Shares; Escrow.
          -------------------------------------

          (a) Purchaser hereby authorizes and directs the Secretary of the Company, or such other person designated by the Company, to transfer the Unvested Shares as to which the Company Option to purchase has been exercised from Purchaser to the Company. Purchaser further authorizes the Company to refuse, or to cause its transfer agent to refuse, to transfer any stock attempted to be transferred in violation of this Agreement.

          (b) Except as required to effectuate the exercise of the Company Option, none of the Unvested Shares which are subject to the Company Option under Section 1 may be sold, transferred, pledged, hypothecated or otherwise disposed of by Purchaser. The certificate or certificates evidencing any of the shares purchased hereunder shall be endorsed with a legend substantially as follows (together with any other legend(s) restricting the transfer of the Unvested Shares necessary or appropriate under applicable federal or state securities laws):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN OPTION AGREEMENT AND A RESTRICTED STOCK PURCHASE AGREEMENT PURSUANT TO WHICH SUCH SHARES WERE PURCHASED, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE CORPORATION."

          (c) To ensure the availability for delivery of the Purchaser's Unvested Shares upon repurchase by the Company pursuant to the Company Option under Section 1, the Purchaser shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Unvested Shares, together with the stock power, duly endorsed in blank, attached hereto as Exhibit A-1. The Unvested Shares and stock power shall be held by the Secretary in escrow until such time as the Company's rights of repurchase pursuant to the Company Option no longer are in effect. As a further condition to the Company's obligations under this Agreement, the spouse of Purchaser, if any, shall execute and deliver to the Company the Consent of Spouse attached hereto as Exhibit A-2.

          (d) The Company, or its designee, shall not be liable for any act it may do or omit to do with respect to holding the Unvested Shares in escrow and while acting in good faith and in the exercise of its judgment.

          (e) Transfer or sale of said Unvested Shares is subject to restrictions on transfer imposed by any applicable State and federal securities laws. Any transferee shall hold such Unvested

Shares subject to all the provisions hereof and shall acknowledge the same by signing a copy of this Agreement.

     5.   Ownership, Voting Rights, Duties.  This Agreement shall not affect in
          --------------------------------
any way the ownership, voting rights or other rights or duties of Purchaser, except as specifically provided herein.

     6.   Adjustments of Unvested Shares.  The Unvested Shares subject to this
          ------------------------------
Agreement shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company, resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of said shares effected without receipt of consideration by the Company.

     7.   Notices.  Notices required hereunder shall be given in person or by
          -------
first class mail to the address of Purchaser shown on the records of the Company, and to the Company at its principal executive office.

     8.   Survival of Terms.  This Agreement shall apply to and bind Purchaser
          -----------------
and the Company and their respective permitted assignees and transferees, heirs, legatees, executors, administrators and legal successors.

     9.   Section 83(b) Election.  The Purchaser understands that Section 83 of
          ----------------------
the Internal Revenue Code taxes as ordinary income the difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the stock pursuant to the Company Option. The Purchaser understands that he or she may elect to be taxed at the time the Shares are purchased rather than when and as the Purchase Option expires by filing with the Internal Revenue Code an election under Section 83(b) of the Internal Revenue Code, within 30 days from the date of purchase. The form for making this election is attached as Exhibit A-3 hereto.

     THE PURCHASER ACKNOWLEDGES THAT IT IS THE PURCHASER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(B), EVEN IF THE PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON THE PURCHASER'S BEHALF.

     10.  Representations.  The Purchaser has reviewed with his or her own tax
          ---------------
advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that he (and not the Company) shall be responsible for his or her own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     11.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of California.

     Purchaser represents that he or she has read this Agreement and is familiar with its terms and provisions. Purchaser hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Agreement.

     IN WITNESS WHEREOF, this Agreement is deemed made as of the date first set forth above.


                                             ECHELON CORPORATION,
                                             a Delaware corporation


                                             By:________________________________


                                             Title:_____________________________



                                             PURCHASER


                                             ___________________________________
                                                          (Signature)


                                             ___________________________________
                                                  (Typed or Printed Name)

                                  EXHIBIT A-1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE



     FOR VALUE RECEIVED I, hereby sell, assign and transfer unto ______________ _____________________ (____________) shares of the Common Stock of Echelon
Corporation standing in my name of the books of said corporation represented by Certificate No. _________ herewith and do hereby irrevocably constitute and appoint _______________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises.


Dated:______________________, 19____.

                                      Signature:


                                      __________________________________



     This Assignment Separate from Certificate was executed in conjunction with the terms of a Restricted Stock Purchase Agreement between the above assignor and _____________________________ dated ________________________, 19____.

                                  EXHIBIT A-2
                                  -----------

                               CONSENT OF SPOUSE


     I, _______________________________, spouse of ____________________________
have read and approved the foregoing Agreement. In consideration of granting of the right to my spouse to purchase shares of Echelon Corporation as set forth in the Agreement, I hereby appoint my spouse as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights under such Agreement or in any shares issued pursuant thereto under the community property laws of the State of California or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.


     Dated:___________________, 19____


                                              __________________________________

                                  EXHIBIT A-3
                                  -----------

                         ELECTION UNDER SECTION 83(B)
                     OF THE INTERNAL REVENUE CODE OF 1986


The undersigned taxpayer hereby elects, pursuant to the above-referenced Federal Tax Code, to include in his gross income for the current taxable year, the amount of any compensation taxable to him in connection with his receipt of the property described below:

1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME:                TAXPAYER:_______________      SPOUSE:________________

     ADDRESS:             ________________________
                          ________________________


     IDENTIFICATION NO.:  TAXPAYER:_______________      SPOUSE:________________

     TAXABLE YEAR:  Calendar Year 19____

2. The property with respect to which the election is made is described as follows:

          ___________________ shares (the "Shares") of Common Stock of Echelon Corporation, a Delaware corporation (the "Company").

3.   The date on which the property was transferred is:______________, 19____.

4.   The property is subject to the following restrictions:

          Periodic lapsing repurchase option at cost in favor of the Company upon termination of taxpayer's employment or services.

5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $____________

6.   The amount (if any) paid for such property:  $____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:_____________________             ________________________________________
                                        Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated:_____________________             ________________________________________
                                        Spouse of Taxpayer

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

SELLER   :  ECHELON CORPORATION

COMPANY  :  ECHELON CORPORATION

SECURITY :  COMMON STOCK

AMOUNT   :

DATE     :


In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Seller and to the Company the following:

     (a) I am aware of the Company's business affairs and financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities Act").

     (b) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

     (c) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, I understand that the Company is under no obligation to register the Securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

     (d) I am familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option pursuant to which the Securities are issued, such issuance will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable. Notwithstanding this paragraph (d), I acknowledge and agree to the restrictions set forth in paragraph (e) hereof.

     In the event that the Company does not qualify under Rule 701 at the time of the grant of the option pursuant to which the Securities are issued, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the later of the date the securities were sold by the Company or the date they were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

     (e) I agree, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by me (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) I further agree to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; provided however that the officers and directors of the Company who
          -------- -------
own the stock of the Company also agree to such restrictions.

     (f) I further understand that in the event all of the applicable requirements of Rule 144 or Rule 701 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and Rule 701 are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 or Rule 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

     (g) I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities without the consent of the Commissioner of Corporations of California. I have read the applicable Commissioner's Rules with respect to such restriction, a copy of which is attached.

                                               Signature of Purchaser:



                                               _________________________________

                                               Date:____________________, 19____

             STATE OF CALIFORNIA - CALIFORNIA ADMINISTRATIVE CODE
             ----------------------------------------------------
       Title 10.  Investment - Chapter 3.  Commissioner of Corporations

   260.141.11:  Restriction on Transfer.  (a)  The issuer of any security upon
   ----------   -----------------------
which a restriction on transfer has been imposed pursuant to Sections 260.102.6,
260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

   (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section
260.141.12 of these rules), except:

      (1) to the issuer;

      (2) pursuant to the order or process of any court;

      (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

      (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

      (5) to holders of securities of the same class of the same issuer;

      (6) by way of gift or donation inter vivos or on death;

      (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

      (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

      (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

     (10) by way of a sale qualified under Sections 25111, 25112, 25113 or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or Subdivision (a) of Section 25143 is in effect with respect to such qualification;

     (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

     (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or Subdivision
   (a) of Section 25143 is in effect with respect to such qualification;

     (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

     (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state;

     (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

     (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities; or

     (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
   Section 25110 of the Code but exempt from that qualification requirement by subdivision (f) of Section 25102;

provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

   (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

       "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OR CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."